UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2019
The Andersons, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio		000-20557	34-1562374
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

1947 Briarfield Boulevard
Maumee	Ohio		43537
_________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	419	893-5050

Not Applicable
_________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[☐] Emerging growth company
[☐] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.00 par value, $0.01 stated value	ANDE	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 25, 2019, the Board of Directors of The Andersons, Inc. (the “Company”) elected Pamela S. Hershberger as a new director, effective December 6, 2019, for an initial term ending at the Company’s 2020 Annual Meeting of Stockholders or until her earlier resignation or removal. Ms. Hershberger will serve on the Audit committee of the Board of Directors, effective upon her start date.

Ms. Hershberger will receive compensation in the same manner as the Company’s other non-employee directors previously disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2019.

There is no arrangement or understanding between Ms. Hershberger and any other persons pursuant to which she was selected as a director. Ms. Hershberger has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Hershberger and the Company have entered into the standard Company director indemnification agreement, whereby the Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their board service, subject to the terms and conditions provided in the agreement.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are filed or furnished with this report.

Exhibit No.	Description

99.1	Press Release, dated October 25, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

Date:	October 29, 2019	By:	/s/ Brian A. Valentine

Name: Brian A. Valentine
Title: Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 25, 2019